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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 MARCH 22, 2007
                Date of report (Date of earliest event reported)

                           SMITHWAY MOTOR XPRESS CORP.
             (Exact Name of Registrant as Specified in its Charter)

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
          NEVADA                         000-20793                42-1433844
 (State of Incorporation)            (Commission File          (I.R.S. Employer
                                          Number)            Identification No.)
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
           2031 QUAIL AVENUE,
            FORT DODGE, IOWA                                            50501
(Address of Principal Executive Offices)                              (Zip Code)
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                                 (515) 576-7418
              (Registrant's Telephone Number, Including Area Code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On March 22, 2007, Smithway Motor Xpress Corp., a Nevada corporation (the "Company"), Western Express, Inc., a Tennessee corporation ("Buyer"), and Western Express Acquisition Corporation, a Nevada corporation ("Sub"), entered into an Agreement and Plan of Merger (the "Merger Agreement") providing for the merger of Sub with and into the Company with the Company surviving as a wholly-owned subsidiary of Buyer (the "Merger"). Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding share of the common stock of the Company, par value $.01 per share (the "Shares"), will be converted into and represent the right to receive $10.63 in cash. The Merger Agreement has been approved by the respective Boards of Directors of the Company and Buyer and the transactions contemplated thereby are subject to the approval of the Company's stockholders.

     A copy of the Merger Agreement is attached to this report as Exhibit 2.1. The Merger Agreement is incorporated herein by reference. The foregoing descriptions of the Merger and the Merger Agreement and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the complete texts of the Merger Agreement.

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 22, 2007, we reported our financial results for our fiscal quarter and year ended December 31, 2006. This press release is furnished as Exhibit
99.1 hereto. In the press release, we provide operating revenue and operating ratio excluding fuel surcharge revenue. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from operating revenue and operating ratios used by other companies. We believe that the presentation of these measures provide useful information to investors regarding business trends relating to our financial condition and results of ongoing operations. In the press release, we also provide net earnings and operating ratio net of the fourth quarter expense related to an uninsured loss incurred in connection with the settlement of litigation. These measures are not in accordance with, or an alternative for, generally accepted accounting principles and may be different from net earnings and operating ratios used by other companies. We believe that the presentation of net earnings and operating ratio net of the expense for this uninsured loss provides useful information to investors regarding our operating performance between periods.

ITEM 8.01 OTHER EVENTS.

     On March 22, 2007, the Company issued a press release announcing the signing of the Merger Agreement, a copy of which is attached to this report as
Exhibit 99.1. On March 22, 2007, the Company also distributed a letter to its employees announcing the pending acquisition of the Company by Buyer. A copy of this letter is attached to this report as Exhibit 99.2.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

2.1 Agreement and Plan of Merger, dated as of March 22, 2007, among Smithway Motor Xpress Corp., Western Express, Inc., and Western Express Acquisition Corporation

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     The Company hereby agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Commission upon request.

99.1 Press Release dated March 22, 2007

99.2 Letter to Employees

AVAILABILITY OF PROXY STATEMENT

     All of the stockholders of the Company should read the proxy statement concerning the acquisition by Buyer that the Company will file with the SEC and mail to its stockholders. The proxy statement will contain important information that you should consider before making any decision regarding the acquisition. You will be able to obtain the proxy statement, as well as other filings containing information about the Company, without charge, at the SEC's web site located at www.sec.gov. Copies of the proxy statement and the Company's SEC filings that will be incorporated by reference in the proxy statement will also be obtainable, without charge, from the Company's web site at www.smxc.com or from Smithway Motor Xpress Corp., 2031 Quail Avenue, Fort Dodge, Iowa 50501,
Attention: Corporate Secretary.

INFORMATION CONCERNING PARTICIPANTS

     The Company, its directors, and certain of its executive officers may be deemed to be participants in the solicitation of proxies from the Company's stockholders to approve the acquisition by Buyer. Please refer to the Company's definitive proxy statement when it becomes available for a discussion of all interests, direct or indirect, by security holdings or otherwise, of such persons in the Company.

STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

     Except for historical information contained herein, the statements contained in this report and its exhibits may constitute forward-looking information, usually identified by words such as "anticipates," "believes," "estimates," "projects," "plans," "expects," or similar expressions. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in forward-looking statements. The following factors, among others, could cause actual results to differ materially from those in forward-looking statements: failure of the proposed acquisition of the Company to close on a timely basis or at all as a result of unsatisfied closing conditions or other factors; failure to sustain operating profitability, which could result in violation of bank covenants and acceleration of indebtedness at several financial institutions; the ability to obtain financing on acceptable terms, and obtain waivers and amendments to current financing in the event of default; economic recessions or downturns in customers' business cycles; excessive increases in capacity within truckload markets; surplus inventories; decreased demand for transportation services offered by the Company; increases or rapid fluctuations in inflation, interest rates, fuel prices, and fuel hedging; the availability and costs of attracting and retaining qualified drivers and owner-operators; increases in insurance premiums and deductible amounts, or changes in excess coverage, relating to accident, cargo, workers' compensation, health, and other claims; the resale value of used

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equipment and prices of new equipment; seasonal factors such as harsh weather conditions that increase operating costs; regulatory requirements that increase costs and decrease efficiency, including emissions standards and hours-of-service regulations; changes in management; and the ability to negotiate, consummate, and integrate acquisitions. Readers should review and consider the various disclosures made by the Company in this press release, stockholder reports, and in its Forms 10-K, 10-Q, and other public filings. The Company disclaims any obligation to update or alter its forward-looking statements whether as a result of new information, future events, or otherwise.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SMITHWAY MOTOR XPRESS CORP.


Date: March 23, 2007                    /s/ G. Larry Owens
                                        ----------------------------------------
                                        G. Larry Owens
                                        President and Chief Executive Officer

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                                  EXHIBIT INDEX

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EXHIBIT
  NO.                  DESCRIPTION                 METHOD OF FILING
-------   ------------------------------------   --------------------
   2.1    Agreement and Plan of Merger, dated    Filed Electronically
          as of March 22, 2007, among Smithway
          Motor Xpress Corp., Western Express,
          Inc., and Western Express
          Acquisition Corporation

  99.1    Press Release dated March 22, 2007     Filed Electronically

  99.2    Letter to Employees                    Filed Electronically
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